                                                                      Exhibit 15

                 THE TRAVELERS FUND BD IV FOR VARIABLE ANNUITIES


                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:


                  That I, MICHAEL A. CARPENTER of Greenwich, Connecticut, Chairman of the Board, President and Chief Executive Officer of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead to sign registration statements on behalf of said Company on Form N-4 or other appropriate Form under the securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Fund BD IV for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                  IN WITNESS WHEREOF I have hereunto set my hand this 31st day of March, 1997.



                                          Michael A. Carpenter
                                          Chairman of the Board, President
                                          and Chief Executive Officer
                                          The Travelers Life and Annuity Company

                 THE TRAVELERS FUND BD IV FOR VARIABLE ANNUITIES


                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:


                  That I, JAY S. BENET of West Hartford, Connecticut, a director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead to sign registration statements on behalf of said Company on Form N-4 or other appropriate Form under the securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Fund BD IV for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                  IN WITNESS WHEREOF I have hereunto set my hand this 31st day of March, 1997.


                                          Jay S. Benet
                                          Director
                                          The Travelers Life and Annuity Company

                 THE TRAVELERS FUND BD IV FOR VARIABLE ANNUITIES


                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:


                  That I, GEORGE C. KOKULIS of Simsbury, Connecticut a director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead to sign registration statements on behalf of said Company on Form N-4 or other appropriate Form under the securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Fund BD IV for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                  IN WITNESS WHEREOF I have hereunto set my hand this 31st day of March, 1997.



                                         George C. Kokulis
                                         Director
                                         The Travelers Life and Annuity Company

                 THE TRAVELERS FUND BD IV FOR VARIABLE ANNUITIES


                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:


                  That I, ROBERT I. LIPP of Scarsdale, New York a director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead to sign registration statements on behalf of said Company on Form N-4 or other appropriate Form under the securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Fund BD IV for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                  IN WITNESS WHEREOF I have hereunto set my hand this 31st day of March, 1997.



                                          Robert I. Lipp
                                          Director
                                          The Travelers Life and Annuity Company

                 THE TRAVELERS FUND BD IV FOR VARIABLE ANNUITIES


                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:


                  That I, IAN R. STUART of East Hampton, Connecticut a director, Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Controller of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead to sign registration statements on behalf of said Company on Form N-4 or other appropriate Form under the securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Fund BD IV for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                  IN WITNESS WHEREOF I have hereunto set my hand this 31st day of March, 1997.



                                         Ian R. Stuart
                                         Director, Senior Vice President
                                         Chief Financial Officer,
                                         Chief Accounting Officer and Controller
                                         The Travelers Life and Annuity Company

                 THE TRAVELERS FUND BD IV FOR VARIABLE ANNUITIES


                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:

                  That I, KATHERINE M. SULLIVAN of Longmeadow, Massachusetts, Director, Senior Vice President and General Counsel of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate Form under the securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Fund BD IV for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                  IN WITNESS WHEREOF I have hereunto set my hand this 31st day of March, 1997.



                                          Katherine M. Sullivan
                                          Director, Senior Vice President
                                          and General Counsel
                                          The Travelers Life and Annuity Company

                 THE TRAVELERS FUND BD IV FOR VARIABLE ANNUITIES


                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS:


                  That I, MARC P. WEILL of New York, New York a director of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN
A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead to sign registration statements on behalf of said Company on Form N-4 or other appropriate Form under the securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Fund BD IV for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                  IN WITNESS WHEREOF I have hereunto set my hand this 31st day of March, 1997.



                                         Marc P. Weill
                                         Director
                                         The Travelers Life and Annuity Company